EXHIBIT 4.1



                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


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                                                           CUSIP No. 09059N 10 0
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      NUMBER                                                       SHARES
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                               BIOENVISION, INC.

                                  COMMON STOCK
                                PAR VALUE: $.001


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


                    Shares of BIOENVISION, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

              Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


__________________________        [CORPORATE SEAL]    __________________________
                  DIRECTOR                                             PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


          TEN COM - as tenants in common                    UNIF GIFT MIN ACT -           Custodian
          TEN ENT - as tenants by the entireties                                ----------------------------
          JT TEN  - as joint tenants with right of                              (Cust)              (Minor)
                    survivorship and not as tenants
                    in common                                                  under Uniform Gifts to Minors
                                                                               Act
                                                                                   -------------------------
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________



        ________________________________________________________________________
        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER